                                                                          Page 25 of 34 Pages

                                          Aircraft Lease Portfolio Securitization
                                                  96-1 Pass Through Trust
                                                               RESTATEMENT dated 1.7.05
                                              Statement To Certificateholders

----------------------------------------------------------------------------------------------------------------------------
                                                 DISTRIBUTIONS IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------
                               PRIOR                                                                                CURRENT
            ORIGINAL       PRINCIPAL                                                      REALIZED  ACCRETED      PRINCIPAL
CLASS     FACE VALUE         BALANCE     INTEREST    PRINCIPAL      PREMIUM      TOTAL      LOSSES  INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------

  A    25,000,000.00    7,947,213.14    12,327.01    28,676.64         0.00  41,003.65        0.00      0.00   7,918,536.50
  A    60,000,000.00   19,073,311.36    29,584.83    68,823.94         0.00  98,408.77        0.00      0.00  19,004,487.42
  A   160,673,000.00   51,076,102.73    79,224.71   184,302.49         0.00 263,527.20        0.00      0.00  50,891,800.24
  B    56,868,750.00   40,063,750.00    82,798.42         0.00         0.00  82,798.42        0.00      0.00  40,063,750.00
  B             0.00            0.00         0.00         0.00         0.00       0.00        0.00      0.00           0.00
  C    50,044,500.00   39,559,903.71    95,822.88         0.00         0.00  95,822.88        0.00      0.00  39,559,903.71
  D    40,945,500.00   34,022,700.00         0.00         0.00         0.00       0.00        0.00      0.00  34,022,700.00
 E-1   82,918,250.00   82,918,250.00         0.00         0.00         0.00       0.00        0.00      0.00  82,918,250.00
 E-2            0.00            0.00         0.00         0.00         0.00       0.00        0.00      0.00           0.00

----------------------------------------------------------------------------------------------------------------------------
TOTALS 476,450,000.00 274,661,230.94   299,757.85   281,803.07         0.00 581,560.92        0.00      0.00 274,379,427.87
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                PASS-THRU RATES
----------------------------------------------------------------------------------------------------------------------------
                               PRIOR                                                       CURRENT
                           PRINCIPAL                                                     PRINCIPAL
CLASS      CUSIP             BALANCE     INTEREST    PRINCIPAL      PREMIUM      TOTAL     BALANCE * CURRENT           NEXT
----------------------------------------------------------------------------------------------------------------------------

A      02109PAA8          317.888526     0.493080     1.147066     0.000000   1.640146   316.741460   2.245000%    2.495000%
A      U02029AA1          317.888523     0.493081     1.147066     0.000000   1.640146   316.741457   2.245000%    2.495000%
A      02109PAE0          317.888523     0.493080     1.147066     0.000000   1.640146   316.741458   2.245000%    2.495000%
B      0219PAF7           704.494999     1.455956     0.000000     0.000000   1.455956   704.494999   2.825000%    3.075000%
B      U02029AB9            0.000000     0.000000     0.000000     0.000000   0.000000     0.000000   2.825000%    3.075000%
C      02109PAG5          790.494534     1.914753     0.000000     0.000000   1.914753   790.494534   3.225000%    3.475000%
D      02109PAH3          830.926475     0.000000     0.000000     0.000000   0.000000   830.926475  13.750000%   13.750000%
E-1    AL9601108        1,000.000000     0.000000     0.000000     0.000000   0.000000 1,000.000000  10.000000%   10.000000%
E-2    AL9601109            0.000000     0.000000     0.000000     0.000000   0.000000     0.000000  10.000000%   10.000000%

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SELLER:                                       N/A                                   ADMINISTRATOR:        Michele Voon
SERVICER:                           Babcock & Brown Limited                                               Deutsche Bank
LEAD UNDERWRITER:                       Lehman Brothers                                                  4 Albany Street
RECORD DATE:                             July 31, 2004                                                  New York, NY 10006
DISTRIBUTION DATE:                      August 16, 2004                             FACTOR INFORMATION    (800) 735-7777
----------------------------------------------------------------------------------------------------------------------------
                                                                                              © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 26 of 34 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

---------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  16-Aug-04
---------------------------------------------------------------------------------------------------------

1. COLLATERAL SUMMARY:

         1.1. DUE PERIOD     01-Jul-2004  to  31-Jul-2004

         1.2. ADDITIONAL REPORTED ITEMS

                    Initial Appraised Value of all Aircraft                        320,510,000.00

                    Aircraft Book Value                                            242,443,526.39

                    Rentals, Interest and Other Payments in Arrears                         0.00

                    Is there an existing Event of Default?                              YES      *

                    Number of Registration Defaults                                    0.00

                    Has an Enforcement Notice been Issued?                              NO

                    WFC Aircraft Sale Date                                              n/a

                    WFC Aircraft Payment Default Date                                   n/a

2. SUMMARY OF AVAILABLE FUNDS

         2.1. COLLECTIONS
              Interim deposits, withdrawals and transfers
                    Rents, Interest, Deferred Debt &
                    Other Lessee Payments                             1,812,718.00

                    Swap Receipts                                             0.00

                    Collections applied to excess
                    aircraft Maintenance Expenses                             0.00

                    Interim withdrawal of Defaulted Rent
                       from the Lease Maintenance
                       Reserve Account or the Lease                           0.00
                       Security Deposit Account

                    Transfer of Maintenance Reserve Receipts
                        to Lessee Funded Account                              0.00

                    Transfer of Security Deposit Receipts
                        to Lessee Funded Account                       (150,000.00)

                    Proceeds from sale or other disposition
                        of any Aircraft, Engine or other asset                0.00

                    Remaining Aircraft Purchase Account
                       funds after Aircraft Sale Date                         0.00
                                                                       --------------------------
                                                               Sub Total:           1,662,718.00

              Payment Date deposits and transfers
                    Investment Earnings:
                         Collections Sub Account               21,773.58
                         Expense Account                          0.00
                         Aircraft Purchase Account                0.00
                         Class D Note Interest Reserve Account    0.00
                         Contingency Reserve Account           1,297.87
                         Maintenance Reserve Account              0.00
                         Security Deposit Account                 0.00
                                                               --------------------
                    Total Investment earnings for all accounts           23,071.45

                    Investment Earnings retained within
                        Maintenance Reserve Account               0.00
                    Investment Earnings retained within
                        Security Deposit Reserve Account          0.00
                                                               --------------------
                                                                              0.00
                                                                       --------------------------
                                                               Sub Total:           1,685,789.45
* The company had insufficient funds to pay all of the interest due to the holders of the Class D Notes.  The arrears owed to Class D Noteholders for the Due Period are $7,504,344.64 See Item 1.2 Interest Amounts-Unpaid Balance D Note
  below for total overdue interest owed to holders to Class D Notes.
---------------------------------------------------------------------------------------------------------
                                                                            © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 27 of 34 Pages

                                Aircraft Lease Portfolio Securitization
                                        96-1 Pass Through Trust

                                    Statement To Certificateholders

---------------------------------------------------------------------------------------------------------
                                    ISSUE / COLLATERAL DETAIL REPORT
Distribution Date:  16-Aug-04
---------------------------------------------------------------------------------------------------------

2. SUMMARY OF AVAILABLE FUNDS (cont.)

         2.1. COLLECTIONS (cont.)
                    After Enforcement Notice or Disposition of
                    Last Aircraft Lessee Funded Account Transfers       225,000.00

                    After Enforcement Notice, Aircraft
                       Purchase Acct. funds                                   0.00

                    Remaining amounts in the Aircraft
                       Purchase Account transferred due to
                       WFC Aircraft Delivery Termination Date
                       or WFC Aircraft Payment Default Date                   0.00
                                                                       --------------------------
                                                               Sub Total:           1,910,789.45

              Other Miscellaneous amounts
                    For any aircraft which has undergone
                         a total loss or for which the lease
                         has been sold, conveyed or transferred:
                             Available Maintenance Reserves Amount            0.00
                             Available Security Deposit Amount                0.00

                    Miscellaneous Other Proceeds                              0.00
                                                                       --------------------------
                    Available Collections transferred
                         to the Transaction Account:                                1,910,789.45
                                                                       ==========================

              Reserve Account transfers
                    Maintenance Reserve Amount withdrawals
                         from the Collection Sub-Account                                    0.00
                    Liquidity Reserve Amount withdrawals
                         from the Collection Sub-Account                                    0.00
                    Amounts withdrawn from the Class D
                         Interest Reserve Sub-Account                                       0.00
                    Amounts withdrawn from the Contingency
                         Reserve Sub-Account                                                0.00
                                                                       --------------------------
                    Total Amounts transferred to the Transaction Account:           1,910,789.45
                                                                       ==========================

         2.2. PAYMENTS FROM TRANSACTION ACCOUNT

         *          Required Expense Amount plus Additional
                         Company Expenses, Fees and Taxes               613,527.22
                    Amounts transferred to the Collection
                         Account for Maintenance Reserve Amount               0.00
                    Swap Payments due to Swap Provider                        0.00
                    Amounts transferred to the Collection
                         Account for Liquidity Reserve Amount           715,701.31
                    Amounts transferred to the Class D Note
                         Interest Reserve Account                             0.00
                    Aggregate Swap Breakage Costs                             0.00
                    Current plus prior unpaid Annual Dividends                0.00
                    Deposit to the Lessee Funded Account for funds
                       previously transferred from the Lessee
                       Funded Account according to Clause
                       7.07(a)(iv) of the Deed of Charge.                     0.00
                                                                       --------------------------
                                                                                    1,329,228.53

                    Payments to Noteholders                                           581,560.92
                                                                       --------------------------
                    Total payments from the Transaction Account:                    1,910,789.45
                                                                       ==========================

         *          Monthly withdrawal from Collection Account
                         for Carotene Account                            11,658.90

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                                                                           © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 28 of 34 Pages

                                 Aircraft Lease Portfolio Securitization
                                         96-1 Pass Through Trust

                                     Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------
                                    CERTIFICATE PAYMENTS DETAIL REPORT
Distribution Date:  16-Aug-04
-----------------------------------------------------------------------------------------------------------

1. PAYMENT CALCULATIONS SUMMARY:

       1.1. INDICES
               Current LIBOR Index Rate                                                        1.3750%
               Next LIBOR Index Rate                                                           1.6250%

       1.2. INTEREST AMOUNTS
                        -----------------------------------------------------------
                         CLASS          ACCRUED and UNPAID INTEREST AMOUNTS
                        -----------------------------------------------------------
                                       Note         Other (1)         Total
                        ------------------------- --------------  -----------------
                         A Note        121,136.55  1,009,698.60       1,130,835.15
                         B Note         82,798.42    441,453.70         524,252.12
                         C Note         95,822.88    424,396.00         520,218.88
                         D Note      7,504,344.64  1,596,186.01       9,100,530.65
                         E Note     54,087,695.75          0.00      54,087,695.75
                        ------------------------- --------------  -----------------
                                    61,891,798.24  3,471,734.31      65,363,532.55
                                 --------------------------------------------------

                        -----------------------------------------------------------
                         CLASS                    UNPAID BALANCE
                                 --------------------------------------------------
                                       Note         Other (1)         Total
                        ------------------------- --------------  -----------------
                         A Note              0.00  1,009,698.60       1,009,698.60
                         B Note              0.00    441,453.70         441,453.70
                         C Note              0.00    424,396.00         424,396.00
                         D Note      7,504,344.64  1,596,186.01       9,100,530.65
                         E Note     54,087,695.75          0.00      54,087,695.75
                        ------------------------- --------------  -----------------
                                    61,592,040.39  3,471,734.31      65,063,774.70
                                 --------------------------------------------------

0                 Notes: (1) 'Other' includes Step-Up, Default and Additional Interest.
                             Reflects previously unreported Default Interest on
                             Class D for January 2003 through November 2003
                             payment dates of $311,874.75.

       1.3. PRINCIPAL AMOUNTS
                        -----------------------------------------------------------------------
                         CLASS        Target         Target         Additional     Target Amount
                                     Balance         Amount         Principal       Shortfall
                        -----------------------------------------------------------------------
                         A Note          (0.00)  78,096,627.23         0.00      77,814,824.16
                         B Note  40,063,750.00            0.00         0.00               0.00
                         C Note  35,256,100.00    4,303,803.71         0.00       4,303,803.71
                         D Note  28,845,900.00    5,176,800.00         0.00       5,176,800.00
                        -----------------------------------------------------------------------
                                                 87,577,230.94         0.00      87,295,427.87
                                                  ---------------------------------------------

       1.4. OTHER AMOUNTS
               a) Class D Note Unpaid Makewhole Premium Amount                            0.00

               b) Class E Contingent Interest Amount                                      0.00

               c) Unpaid Annual Dividends Balance                                     4,500.00

-----------------------------------------------------------------------------------------------------------
                                                                             © COPYRIGHT 2004 Deutsche Bank

                                                                          Page 29 of 34 Pages

                                       Aircraft Lease Portfolio Securitization
                                               96-1 Pass Through Trust

                                           Statement To Certificateholders

-----------------------------------------------------------------------------------------------------------------------
                                               ADDITIONAL ITEMS REPORT
Distribution Date:16-Aug-04
-----------------------------------------------------------------------------------------------------------------------

1. ACCOUNT ACTIVITY SUMMARY:
       Note: Amounts reflect activity which has occured during the relevant Due Period
       , as well as transfers resulting from the current Payment Date.

       ========================================================================================================
       Name                                   Prior Balance     Deposits    Withdrawals Adjustments  Balance
       ========================================================================================================
       COLLECTION ACCOUNT
           Collections Sub-Account *            21,475,298.69  2,626,490.76 1,910,789.45       0.00 22,191,000.00
            Expense Sub-Account                          0.00    601,868.32  601,868.32        0.00       0.00
            Aircraft Purchase Sub-Account                0.00          0.00        0.00        0.00       0.00
            Class D Note Interest Reserve Sub-Account    0.00          0.00        0.00        0.00       0.00
            Contingency Reserve Sub-Account      1,400,000.00      1,297.87    1,297.87        0.00 1,400,000.00
                                             ------------------------------------------------------------------
                                     TOTALS:    22,875,298.69  3,229,656.95 2,513,955.64       0.00 23,591,000.00

       LESSEE FUNDED ACCOUNT
            Segregated Maintenance
                Reserve Sub-Account                      0.00          0.00        0.00        0.00       0.00
            Segregated Security
                Deposit Sub-Account**               75,000.00    150,000.00  225,000.00        0.00       0.00
                                             ------------------------------------------------------------------
                                     TOTALS:        75,000.00    150,000.00  225,000.00        0.00       0.00

        Amounts held in respect of the Liquidity Reserve
            Amount within the Collection Account*                                        22,191,000.00
        Liquidity reserve is reduced by $ 500,000
            as per instructions & approvals.

       **The security deposit payment relates to China Southern Airlines

2. MISCELLANEOUS:

       2.1. AIRCRAFT DETAILS

       ----------------------------------------------------------------------------------------------------------------
        Aircraft  Aircraft       Avg. Appraised    Date         Aircraft       Event       Event      Sale / Insurance
         Lessee   Serial Number    Value (1)     Appraised      Book Value     Date     Description(2)   Proceeds
       ----------------------------------------------------------------------------------------------------------------
          N/A        127                 0.00   30-Jun-2004             0.00  8/2/1999        S          5,525,217.00
          N/A        283                 0.00   30-Jun-2004             0.00 12/20/2002       S         20,757,041.00
          N/A       11287                0.00   30-Jun-2004             0.00  7/2/1999        S         12,646,518.00
          N/A       22381                0.00   30-Jun-2004             0.00  7/24/1997       S         35,000,000.00
         Asiana     23869       13,860,000.00   30-Jun-2004    17,760,657.78                                  -
    Travel Service  23870       14,540,000.00   30-Jun-2004    18,279,236.11                                  -
    Skynet Airlines 24519       14,990,000.00   30-Jun-2004    18,908,532.50                                  -
    China Southern  24898       13,340,000.00   30-Jun-2004    16,485,332.50                                  -
          N/A       24914                0.00   30-Jun-2004             0.00  10/1/2002       S         11,577,067.00
       Air Canada   24952       37,680,000.00   30-Jun-2004    51,356,695.00                                  -
       Air Canada   25000       37,170,000.00   30-Jun-2004    51,409,702.50                                  -
     Air 2000(First
    Choice Airways  25054       23,630,000.00   30-Jun-2004    33,235,702.50                                  -
       Meridiana    49785       10,510,000.00   30-Jun-2004    17,447,040.00                                  -
     Allegian Air   49786       10,900,000.00   30-Jun-2004    17,560,627.50                                  -
       -----------------------------------------------------------------------------------------------------------------
                           ------------------                 --------------                            ----------------
                              176,620,000.00                  242,443,526.39                            85,505,843.00
                           ------------------                 --------------                            ----------------

           Notes: (1) Appraised Values have been provided by: Avitas Inc.,
                      Aircraft Information Services Inc. and BK Associates Inc.
                  (2) Event Description Key:  S = sold, L = loss and PDE = Premium Disposition Event.
                  (3) Aircraft Best Value is currently in review.

       2.2. AMENDMENTS TO THE LIST OF NON-ACCEPTABLE COUNTRIES
                  None

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                                                                                           © COPYRIGHT 2004 Deutsche Bank